Supplement Dated January 4, 2017
To The Statement of Additional Information
Dated April 25, 2016

JNL® Investors Series Trust

On page 41, in the section entitled "Trustees and Officers of the Trust," under "Trustee Compensation," please delete the first paragraph in its entirety and replace with the following:

The Trustee who is an "interested person" receives no compensation from the Trust.  Effective January 1, 2017, each independent Trustee is paid by the Funds an annual retainer of $205,000, as well as a fee of $13,500 for each in-person meeting of the Board attended.  For each telephonic meeting of the Board attended, each independent Trustee is paid a fee of $5,000. The Chairman of the Board of Trustees receives an additional annual retainer of $85,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,500 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $20,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $15,000 for his or her services in that capacity.  If an independent Trustee participates in an in-person Board meeting by telephone, the independent Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, Trustees will not receive the "per diem" fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

On page 4, in the section entitled "Investment Adviser, Sub-Advisers and Other Service Providers," sub-section "Sub-Advisory Fees," please delete the table row and corresponding footnote for the JNL Money Market Fund and replace with the following:

Fund	Assets	Fees
JNL Money Market Fund	$0 to $750 million $750 million to $1 billion Over $1 billion	0.04%[1] 0.025%[1] 0.020%[1]
1 The assets of the JNL/WMC Money Market Fund of the JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

This Supplement is dated January 4, 2017.